EXHIBIT 10.3

UNITED STATES DEPARTMENT OF AGRICULTURE RESEARCH AGREEMENT	TYPE OF RESEARCH AGREEMENT Cooperative Research and Development Agreement
	AGREEMENT NO. 58-3K95-3-967	TYPE OF ACTION Amendment No. 2
AGENCY (Name and Address) Agricultural Research Service 1400 Independence Avenue SW Washington, D.C. 20250-0302	PERIOD OF AGREEMENT November 1, 2002 through October 31, 2004
	FEDERAL OBLIGATION $ 0	CHANGE IN FEDERAL OBLIGATION
15 USC 3710a, et seq.
Items	Descriptions
1. Technology Transfer Coordinator	Harry Danforth
2. Cooperator	Hepalife Technologies, Inc. (formerly Zeta Corporation) 216 - 1628 West 1st Ave, Vancouver, BC, V6J 1G1
3. Principal Investigator	Harmel Rayat
4. USDA Laboratory	USDA, ARS, BA, ANRI, GEML 10300 Baltimore Ave., Bldg. 200, RM. 13A, BARC-E Beltsville, MD 20705-2350
5. USDA Researcher (ADODR)	Neil C. Talbot, ADODR Tom Caperna, Co-ADODR
6. National Program Leader & Area	Dr. Lewis Smith
7. Accounting Code	X91-1265-356
8. Amount	$292,727.00
9. Finance Office	Budget & Fiscal Office 10300 Baltimore Ave., Bldg. 003, RM. 206, BARC-West Beltsville, MD 20705-2350
10. Cris No.	1265-31000-087-01T
11. Title of Project	Development and Application of an In Vitro Model of the Pig Liver
12. Log #	22659
This Agreement is amended, as follows: To change the name of the Performing Organization from Zeta Corporation to HEPALIFE TECHNOLOGIES, INC. All other terms and conditions remain the same.
FOR THE UNITED STATES DEPARTEMENT OF AGRICULTURE
AUTHORIZED DEPARTMENTAL OFFICER /s/ Richard Brenner	TYPED NAME RICHARD J. BRENNER Authorized Departmental Officer	DATE July 10, 2003
FOR THE COOPERATOR (Signature of person(s) authorized by the governing body of the Company to incur contractual obligations)
SIGNATURE /s/ Harmel Rayat	TYPED NAME AND TITLE HARMEL RAYAT	DATE July 12, 2003